                                                                    Exhibit 10.2
                            NEOSE TECHNOLOGIES, INC.

                        NON-QUALIFIED STOCK OPTION GRANT


         This STOCK OPTION AGREEMENT (this "Agreement") evidences the grant as of March 29, 2002 (the "Date of Grant"), by Neose Technologies, Inc. (the "Company") of a non-qualified stock option to C. Boyd Clarke (the "Grantee"), an employee of the Company.

                                    RECITALS

         The Board of Directors of the Company (the "Board") has approved the award of this option to purchase shares of common stock of the Company to the Grantee as an inducement to commence employment with the Company and to promote the best interests of the Company and its stockholders. The Board, or any committee appointed thereby, will administer the Plan. References in this Agreement to the Committee shall be deemed to include the Board.

         NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

         1. Definitions. Capitalized terms not otherwise defined herein used herein will have the meanings provided below:

            a. "Change in Control" means a change in ownership or control of the Company effected through any of the following transactions:

               (i) the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities;

               (ii) a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been board members continuously since the beginning of such period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board;

               (iii) the consummation of any consolidation, share exchange or merger of the Company (i) in which the stockholders of the Company immediately prior to such transaction do not own at least a majority of the voting power of the entity which survives/results from that transaction, or (ii) in which a shareholder of the Company who does not own a majority of the voting stock of the Company immediately prior to such transaction, owns a majority of the Company's voting stock immediately after such transaction; or

               (iv) the liquidation or dissolution of the Company or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, including stock held in subsidiary corporations or interests held in subsidiary ventures.

            b. "Code" means the Internal Revenue Code of 1986, as amended.

            c. "Committee" means the compensation committee of the Board, or if no compensation committee then exists, then the Board.

            d. "Common Stock" means shares of the Company's common stock.

            e. "Employee" means an individual who performs services while in the employ of the Company or one or more of its Parents or Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

            f. "Employment Agreement" means the employment agreement by and between the Grantee and the Company, dated March 29, 2002.

            g. "Exercise Date" means the date on which the Company shall have written notice of exercise of the Option.

            h. "1934 Act" means the Securities Exchange Act of 1934, as amended.

            i. "Option" means the non-qualified stock option to purchase Shares granted to the Grantee by this Agreement.

            j. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes or stock in one of the other corporations in such chain.

            k. "Service" means the performance of services on a periodic basis for the Company (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

            l. "Share" means a share of Common Stock.

            m. "Subsidiary" means each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2. Grant of Option.

            a. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to the Grantee a non-qualified stock option to purchase 487,520 shares at an exercise price of $32.05 per Share. The Option shall become exercisable according to Paragraph 3 below.

            b. The Option is designated as a non-qualified stock option and is not intended to qualify as an incentive stock option as defined in section 422 of the Code.

         3. Exercisability of Option. Subject to Paragraph 6, the Option will become vested in installments as and on the dates set forth in the schedule attached hereto as Exhibit A, so long as the Grantee is employed by the Company as of the applicable date; provided, however that:

            a. if the Grantee's employment with the Company is terminated by the Company without Cause or by the Grantee for Good Reason (both as determined in accordance with the Employment Agreement) other than as described below in Subparagraph b of this Paragraph 3, then, subject to the Grantee's execution of the mutual release described in Section 8 of the Employment Agreement, the Option will become fully vested and immediately exercisable with respect to that number of additional shares with respect to which the Option would have become vested and exercisable had the Grantee remained continuously employed by the Company for an additional twelve (12) months following his termination of employment; and

            b. if the Grantee's employment with the Company is terminated by the Company without Cause or by the Grantee for Good Reason (both as determined in accordance with the Employment Agreement) in the eighteen (18) months following a Change in Control, then, subject to the Grantee's execution of the mutual release described in Section 8 of the Employment Agreement, the Option will become fully vested and immediately exercisable with respect to 100% of the shares subject to the Option.

         4. Term of Option; Termination of Service.

            a. The Option shall have a term of ten years from the Date of Grant and will terminate at the expiration of that period unless it is terminated at an earlier date pursuant to the provisions of this Agreement.

            b. Upon termination of the Grantee's employment, the term of the Option will be reduced as follows:

               (i) Should the Grantee terminate Service with the Company other than for Good Reason (as determined in accordance with the Employment Agreement), then the period during which the Option is to remain exercisable shall be limited to the three (3)-month period following the date the Grantee ceases such Service.

               (ii) Should the Grantee's Service cease by reason of termination by the Company without Cause or by the Grantee for Good Reason, then the period during which the Option is to remain exercisable shall be limited to the twelve
(12)-month period following the date of such cessation of Service. Should the Grantee die while holding the Option, then during such limited period of exercisability, the Option may be exercised by the personal representative of the Grantee's estate or by the person or persons to whom the Option is transferred pursuant to the Grantee's will or in accordance with the laws of descent and distribution.

               (iii) Should the Grantee's Service be terminated for Cause, then the Option shall terminate immediately and cease to be outstanding.

During the applicable post-Service exercise period, the Option may be exercised only to the extent the Option is exercisable on the date of the Grantee's cessation of Service, subject to Subparagraphs a and b of Paragraph 3 above. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be exercisable. Upon the Grantee's cessation of Service, the Option shall terminate and cease to be outstanding with respect to any Shares for which the Option is not exercisable at that time. Under no circumstances will the Option be exercisable after the expiration date of the Option's term provided in Subparagraph a of this Paragraph 4.

         5. Exercise Procedures.

            a. Subject to the provisions of Paragraphs 3 and 4 above, the Grantee may exercise part or all of the Option by giving the Committee written notice of intent to exercise in the manner provided in Paragraph 17 below, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) by cash or check payable to the order of the Company, (ii) in Shares of common stock of the Company held by the Grantee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date; or (iii) through a special sale and remittance procedure pursuant to which the Grantee shall concurrently provide irrevocable written instructions to (a) a brokerage firm designated by the Company to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

            b. The obligation of the Company to deliver Shares upon exercise of an Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee's death or otherwise) represent that he is purchasing Shares for his own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate. The Company's obligation upon the issuance of any Shares or upon the exercise of any Option to deliver Shares of common stock is subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         6. Change in Control.

            a. In the event of a Change in Control described in Subparagraphs
(iii) or (iv) of the definition of Change in Control above (each a "Corporate Transaction"), the vesting and exercisability of the Option will automatically accelerate so that the Option will, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock subject to the Option and may be exercised for all or any portion of those Shares as fully-vested Shares; provided, however, that the Option shall not so accelerate if and to the extent:
(i) the Option is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) the Option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to the Option, or
(iii) the Option is to be replaced by another incentive program which the Committee determines is reasonably equivalent in value to the program contemplated by either clause (i) or (ii) above. However, upon the Grantee's cessation of Service by the Company without Cause or by the Grantee for Good Reason (both as determined in accordance with the Employment Agreement) within eighteen (18) months after such Corporate Transaction in which the Option is assumed or replaced pursuant to clause (i), (ii) or (iii) above, each such option under clause (i) will automatically accelerate and become fully vested and exercisable with respect to the total number of shares of stock at the time subject to such option and may be exercised for all or any portion of such shares, the cash incentive program under clause (ii) will become fully vested and the benefits under a clause (iii) replacement program will become fully vested. The option, as so accelerated, will remain exercisable until the earlier of (A) the expiration of the option term or (B) the expiration of the twelve
(12)-month period measured from the date of such termination of Service. The determination of option comparability under clause (i) or program comparability under clause (iii) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

            b. Immediately following the consummation of a Corporate Transaction, the Option will terminate and cease to remain outstanding, except to the extent the Option is assumed by, or is otherwise an obligation of, the successor corporation or its parent company.

            c. If the Option is not terminated pursuant to Subparagraph b of this Paragraph 6 in connection with a Corporate Transaction, then the Option will be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Grantee in consummation of such Corporate Transaction had he exercised the Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same.

            d. The Committee shall have the discretionary authority at any time while the Option remains outstanding to provide for the automatic acceleration of the vesting and exercisability of the Option upon the occurrence of a Change in Control.

            e. If the Option's vesting and exercisability is accelerated in connection with a Change in Control (other than a Corporate Transaction), it will remain fully exercisable until the expiration of the option term or sooner termination in accordance with Paragraph 4.

            f. The grant of the Option will in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         7. Restrictions on Exercise. Only the Grantee (or a person to whom the Grantee transfers the Option pursuant to Paragraph 13) may exercise the Option during the Grantee's lifetime. After the Grantee's death, the Option shall be exercisable (subject to the limitations specified herein) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution (or transfer pursuant to Paragraph 13), to the extent that the Option is exercisable pursuant to this Agreement.

         8. Authority of the Committee. The Committee has and will have full power and authority (subject to the express provisions of this Agreement) to establish rules and regulations for the proper administration of the Option and to make such determinations under, and issue such interpretations of, the provisions of this Agreement as it may deem necessary or advisable. Decisions of the Committee are and will be final and binding on all parties who have an interest in the Option.

         9. Adjustments. Should any change be made to the Common Stock issuable under this Agreement by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments will be made by the Committee to the number and/or class of securities and price per share in effect under the Option. Such adjustments to the Option are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Committee will be final, binding and conclusive.

         10. Tax Withholding. The Company's obligation to deliver Shares upon the exercise of the Option will be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding liabilities in connection with the exercise of the Option (the "Taxes"), and the Company will, to the extent permitted by law and to the extent the Taxes are not otherwise satisfied by the Grantee pursuant to this Paragraph 10, have the right to deduct any such Taxes from any payment of any kind otherwise due from the Company to the Grantee. The Grantee may pay cash to the Company, or make other arrangements satisfactory to the Committee, to satisfy all or part of the Taxes. The Committee may, in its discretion and in accordance with the provisions of this Paragraph 10 and such supplemental rules as the Committee may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), permit the Grantee to use Shares to satisfy the Taxes. Such right may be provided to any such holder in either or both of the following formats:

            a. The Grantee may be provided with the election to have the Company withhold, from the Shares otherwise issuable upon the exercise of the Option, a portion of those Shares with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

            b. The Committee may, in its discretion, permit the Grantee to deliver to the Company, at the time the Option is exercised, one or more Shares previously acquired the Grantee (other than in connection with the Option exercise triggering the Taxes) with an aggregate fair market value equal to the percentage of the Taxes incurred in connection with the Option exercise (not to exceed one hundred percent (100%)) designated by the holder.

         11. No Employment Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee's employment or service at any time. The right of the Company to terminate at will the Grantee's employment or service at any time for any reason is specifically reserved.

         12. No Stockholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee's rights in the event of the Grantee's death or otherwise, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

         13. Assignment and Transfers. The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution, or if permitted by the Committee, pursuant to a domestic relations order (as defined under the Code or Treasury Regulations). Notwithstanding the foregoing, the Committee may provide that the Grantee may transfer the Option to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of the Option and the transferred Option will continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company's Parents, Subsidiaries and affiliates. This Agreement may be assigned by the Company without the Grantee's consent.

         14. Use of Proceeds. Any cash proceeds received by the Company from the sale of Shares pursuant to exercise of the Option will be used for general corporate purposes.

         15. Regulatory Approvals. The granting of the Option and the issuance of any Shares upon the exercise of the Option will be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Option and the Common Stock subject to it.

         16. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and determined in accordance with the laws of the Commonwealth of Pennsylvania without regard to the application of the principles of conflicts of laws.

         17. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of Chief Financial Officer at 102 Witmer Road, Horsham, PA 19044, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has executed this Agreement, in each case effective as of the Date of Grant.



                                         NEOSE TECHNOLOGIES, INC.


                                         By:      /s/ Stephen A. Roth, Ph.D.
                                            -----------------------------------
                                                  Stephen A. Roth, Ph.D.,
                                                  Chairman


                                         C. BOYD CLARKE



                                         /s/ C. Boyd Clarke
                                         --------------------------------------

                        Vesting Schedule

---------------------------------------------------------------
                                         Number of Shares
                                       Becoming Vested and
            Vesting Date                    Exercisable
---------------------------------------------------------------
              03/29/03                       121,880
---------------------------------------------------------------
              04/29/03                        10,417
---------------------------------------------------------------
              05/29/03                        10,417
---------------------------------------------------------------
              06/30/03                        10,417
---------------------------------------------------------------
              07/29/03                        10,417
---------------------------------------------------------------
              08/29/03                        10,417
---------------------------------------------------------------
              09/29/03                        10,417
---------------------------------------------------------------
              10/29/03                        10,416
---------------------------------------------------------------
              11/28/03                        10,416
---------------------------------------------------------------
              12/29/03                        10,416
---------------------------------------------------------------
              01/29/04                        10,157
---------------------------------------------------------------
              02/27/04                        10,157
---------------------------------------------------------------
              03/29/04                        10,157
---------------------------------------------------------------
              04/29/04                        10,157
---------------------------------------------------------------
              05/28/04                        10,157
---------------------------------------------------------------
              06/29/04                        10,157
---------------------------------------------------------------
              07/29/04                        10,157
---------------------------------------------------------------
              08/30/04                        10,157
---------------------------------------------------------------
              09/29/04                        10,156
---------------------------------------------------------------
              10/29/04                        10,156
---------------------------------------------------------------
              11/29/04                        10,156
---------------------------------------------------------------
              12/29/04                        10,156
---------------------------------------------------------------
              01/28/05                        10,157
---------------------------------------------------------------
              02/28/05                        10,157
---------------------------------------------------------------
              03/29/05                        10,157
---------------------------------------------------------------
              04/29/05                        10,157
---------------------------------------------------------------
              05/30/05                        10,157
---------------------------------------------------------------
              06/29/05                        10,157
---------------------------------------------------------------
              07/29/05                        10,157
---------------------------------------------------------------
              08/29/05                        10,157
---------------------------------------------------------------
              09/29/05                        10,156
---------------------------------------------------------------
              10/28/05                        10,156
---------------------------------------------------------------
              11/29/05                        10,156
---------------------------------------------------------------
              12/29/05                        10,156
---------------------------------------------------------------
              01/30/06                        9,377
---------------------------------------------------------------
              02/28/06                        9,377
---------------------------------------------------------------
              03/29/06                        9,376
---------------------------------------------------------------
           Total Shares:                     487,520
===============================================================

                               A